                                                                      EXHIBIT 99

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

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      I, Lon R. Greenberg, Chief Executive Officer, and I, Anthony J. Mendicino, Chief Financial Officer, of UGI Corporation, a Pennsylvania corporation (the "Company"), hereby certify that:

      (1) The Company's periodic report on Form 10-K for the period ended September 30, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

CHIEF EXECUTIVE OFFICER                              CHIEF FINANCIAL OFFICER

Lon R. Greenberg                                     Anthony J. Mendicino
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Lon R. Greenberg                                     Anthony J. Mendicino

Date:  December 20, 2002                             Date:  December 20, 2002